                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 October 1, 2004
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


            Historic Preservation Properties 1989 Limited Partnership
--------------------------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in Its Charter)


                                    Delaware
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                                    33-24129
--------------------------------------------------------------------------------
                             Commission File Number


                                   04-3021042
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)


             45 Broad Street, 3rd Floor, Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                    Issuer's Telephone Number, (617) 422-5815
                                               --------------


-------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240-13e-4(c))

Item 2.01   Completion or Acquisition or Disposition of Assets

          On October 1, 2004, Historic Preservation Properties 1989 Limited Partnership sold its 99% ownership interest in The Cosmopolitan at Mears Park, LLC (TCAMP) to HPP, LLC, a Massachusetts Limited Liability Company, for total consideration of approximately $735,000. TCAMP, a Delaware Limited Liability Company, owes a residential apartment complex with 255 residential units and approximately 2,250 square feet of commercial space located at 250 6th Street, St. Paul, Minnesota.

Item 9.01   Financial Statements and Exhibits

To the extent that pro forma financial statements are required to be filed with this report, such pro forma financial statements shall be provided by amendment to this report seventy one (71) days such report is due.

(c)    Exhibits

99.1   Assignment and Assumption Agreement


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HISTORIC PRESERVATION PROPERTIES 1989
                                            LIMITED PARTNERSHIP


                                        By: Boston Historic Partners Limited
                                            Partnership, General Partner

                                            By: Portfolio Advisory Services,
                                                Inc., General Partner


Date:  10/6/04                                  By: /s/ Terrence P. Sullivan
       -------                                      ----------------------------
                                                    Terrence P. Sullivan,
                                                    President

                                            and


Date:   10/6/04                                 By: /s/ Terrence P. Sullivan
        -------                                     ----------------------------
                                                    Terrence P. Sullivan,
                                                    General Partner